                                                                     Exhibit 1.1

              _____________ CONVERTIBLE TRUST PREFERRED SECURITIES*

                          DAYTON SUPERIOR CAPITAL TRUST

         [______]% Convertible Trust Preferred Securities ($25 Liquidation Amount per Convertible Trust Preferred Security). Guaranteed to the extent described herein by, and Convertible into Class A Common Shares of, DAYTON SUPERIOR CORPORATION.

                             UNDERWRITING AGREEMENT

                                August ___, 1999



Robert W. Baird & Co. Incorporated
Legg Mason Wood Walker Incorporated
McDonald Investments Inc.
  As Representatives of the Several Underwriters
  Identified in Schedule I Hereto


c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202


Ladies and Gentlemen:

         1.       INTRODUCTION.

                  DAYTON SUPERIOR CAPITAL TRUST (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C.
Section 3801 et seq.), proposes, upon the terms and conditions set forth herein, to issue and sell _,000,000 [____]% Convertible Trust Preferred Securities, liquidation preference $25 per security (the "Firm Preferred Securities"), to the several Underwriters named in Schedule I hereto (the "Underwriters"), who are acting severally and not jointly. The Trust also proposes, upon the terms and conditions set forth herein, to grant to the Underwriters an option to purchase up to an aggregate of _________ additional [____]% Convertible Preferred


_________________

     * Plus an option to acquire an aggregate of ________ additional Convertible Trust Preferred Securities that may be issued to cover over-allotments.

Trust Securities, liquidation preference $25 per security solely for the purpose of covering over-allotments (the "Additional Preferred Securities"). The Firm Preferred Securities and the Additional Preferred Securities are hereinafter collectively referred to as the "Preferred Securities."

                  Each Preferred Security is convertible at the option of the holder thereof into Class A Common Shares (the "Conversion Shares"), without par value (the "Class A Shares"), of Dayton Superior Corporation, an Ohio corporation (the "Company" and together with the Trust, the "Offerors") at a conversion rate of [_____] Conversion Shares for each Preferred Security, subject to adjustment in certain circumstances, through the exchange of such Preferred Security for Convertible Debentures (as defined below) and the conversion of the Convertible Debentures so received. The Preferred Securities will be guaranteed by the Company, to the extent set forth in the Guarantee (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") to be dated as of the First Closing Date (as defined below) executed and delivered by the Company and Firstar Bank, N.A. (the "Guarantee Trustee"), a _____________ banking corporation, not in its individual capacity but solely as trustee, for the benefit of the holders from time to time of the Preferred Securities.

                  The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of the Trust's common securities (the "Common Securities")and will be used by the Trust to purchase the [______]% Convertible Subordinated Debentures due 2029 (the "Convertible Debentures") issued by the Company.

                  The Preferred Securities and the Common Securities will be issued pursuant to the Trust Agreement of the Trust, to be dated as of the Closing Date (the "Trust Agreement"), among the Company, as Depositor, Firstar Bank, N.A., as property trustee (the "Property Trustee"), Mark A. Ferrucci, as Delaware trustee (the "Delaware Trustee"), and, ________________________ as administrative trustees (the "Administrative Trustees," and together with the Property Trustee, the Delaware Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Convertible Debentures will be issued pursuant to an Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and Firstar Bank, N.A., as trustee (the "Indenture Trustee"). The Preferred Securities, the Preferred Securities Guarantee, the Convertible Debentures and the Conversion Shares are collectively referred to herein as the "Securities."

                  The Offerors wish to confirm as follows their agreement with you in connection with the several purchases of the Preferred Securities by the Underwriters.

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         2. REPRESENTATIONS AND WARRANTIES OF THE OFFERORS. The Company and the
Trust, jointly and severally, represent and warrant to, and agree with, each Underwriter, and shall be deemed to represent and warrant to each Underwriter on each Closing Date (as hereinafter defined), that:

                  (a) The Offerors have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 333-____) under the Securities Act (the "Registration Statement"), including a prospectus subject to completion relating to the Securities. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the Registration Statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Registration Statement will be filed and must be declared effective before the offering of the Preferred Securities may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. If an additional registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Securities Act (an "Additional Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Additional Registration Statement.

                  The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act. The term "Preliminary Prospectus" as used in this Agreement means the prospectus subject to completion relating to the Preferred Securities in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

                  Any reference in this Agreement to the registration statement, the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act, as of the date of the registration statement, the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") which, upon filing, are incorporated by reference

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therein, as required by Form S-3. As used herein, the term "Incorporated
Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto.

                  (b) Each of the Offerors and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act.

                  (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (d) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Offerors' knowledge, threatened by the Commission.

                  (e) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

                            (ii) The Registration Statement and the Prospectus
comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, and

                            (iii) The Prospectus does not contain and, as
amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,

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                            except that the representations and warranties set
forth in this paragraph (e) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter pursuant to
Section 3 hereof.

                  (f) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                  (g) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Trust Agreement; the Trust is duly qualified to transact business in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement, other than those described in the Prospectus, and any amendment or supplement thereto.

                  (h) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus, are owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or adverse interest of any nature. There are no outstanding options, warrants or other rights to purchase or otherwise acquire any shares of capital stock of any subsidiary of the Company or any security convertible into shares of capital stock of any subsidiary of the Company, except as described in the Prospectus.

                  (i) As of the Closing Date, the authorized capital stock of the Company consists of 5,000,000 Preferred Shares, without par value, of which there are no shares outstanding, and 22,005,850 Class A Shares, of which there are __________ shares outstanding. All outstanding shares of capital stock and options and other rights to acquire capital stock have been issued in compliance with the registration and qualification provisions of all applicable securities laws (or applicable exemptions thereof) and were not issued in violation of any preemptive rights, rights of first refusal and other similar rights. There are no outstanding options, warrants or other rights to purchase or otherwise acquire any shares of capital stock of the Company or any security convertible into shares of capital stock of the Company, except as described in the Prospectus. All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and, as of the Closing Date, will not be subject to any preemptive or similar rights. The Conversion Shares have been duly authorized, and when issued upon conversion as described in the Prospectus, will be validly issued, fully paid and non-assessable.

                  (j) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company in accordance with the terms of the Trust Agreement and against payment therefore as described in the Prospectus, will be validly issued undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the First Closing Date (as defined below), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or adverse interest of any nature.

                  (k) The Trust Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company and the Administrative Trustees, and assuming the due authorization, execution and delivery of the Trust Agreement by the Delaware Trustee, the Trust Agreement will be a valid and legally binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity regardless of whether enforcement is considered a proceeding in equity or at law; and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939 (the "1939 Act") and conforms to the description thereof in the Registration Statement and the Prospectus and any amendment or supplement thereto.

                  (l) The Administrative Trustees of the Trust are officers or employees of the Company and have been duly authorized by the Company to execute and deliver the Trust Agreement.

                  (m) The Preferred Securities Guarantee Agreement has been duly and validly authorized by the Company and, when validly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Preferred Securities Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to the fraudulent transfers),

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reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity regardless of whether enforcement is considered a proceeding in equity or at law; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act and conforms to the description thereof in the Registration Statement and the Prospectus and any amendment or supplement thereto.

                  (n) The Preferred Securities have been duly authorized by the Trust Agreement and, when authenticated in the manner provided for in the Trust Agreement and issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware and the Preferred Securities have been registered under the Exchange Act and authorized for listing on the New York Stock Exchange ("NYSE"), subject only to official notice of issuance.

                  (o) The Indenture has been duly authorized by the Company, and, when validly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the Indenture by the Indenture Trustee, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity regardless of whether enforcement is considered a proceeding in equity or at law; and the Indenture has been (or will have been) duly qualified under the 1939 Act and conforms to the description thereof in the Registration Statement and the Prospectus, and any amendment or supplement thereto.

                  (p) Each of the Company and the Trust has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and the Trust and is a valid and binding agreement on the part of each of the Company and the Trust, enforceable against each of the Company and the Trust in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity regardless of whether enforcement is considered a proceeding in equity or at law.

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

                  (q) The Convertible Debentures have been duly authorized by the Company, and when validly executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Convertible Debentures will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity regardless of whether enforcement is considered a proceeding in equity or at law; and the Indenture conforms to the description thereof in the Registration Statement and the Prospectus, and any amendment or supplement thereto.

                  (r) The Company's obligations under the Preferred Security Guarantee are (i) subordinated and junior in right of payment to all other liabilities of the Company, (ii) pari passu with the most senior preferred stock of the Company, if any, and with any guarantee now or hereafter entered into by the Company in respect of any preferred or preference stock of any affiliate of the Company and (iii) senior to the Class A Shares.

                  (s) The Convertible Debentures are subordinate and junior in right of payment to all existing and future Senior Debt (as defined in the Indenture) of the Company.

                  (t) The authorized capital stock of the Company and the Trust, including the Class A Shares, the Preferred Securities, the Common Securities, the Conversion Shares, the Convertible Debentures, the Trust Agreement, the Preferred Securities Guarantee Agreement and the Indenture conform in all material respects to the descriptions thereof in the Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures", "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee" and "Description of Our Capital Shares."

                  (u) Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or code of regulations; the Trust is not in violation of the Trust Agreement or its Certificate of Trust filed with the State of Delaware on August __, 1999; and neither the Company, any subsidiary or the Trust is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, to which the Company, any of its subsidiaries or the Trust is a party or by which the Company, any of its subsidiaries or the Trust or their respective property is bound, which default could reasonably be expected to result in a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or of the Trust, as the case may be.



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
                  (v) The execution and delivery of, and the performance by the Company and the Trust of their respective obligations under, this Agreement, and the consummation of the transactions contemplated hereby (i) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act, the Exchange Act, the securities or Blue Sky laws of the various states, or the by-laws or rules of the NYSE and the National Association of Securities Dealers, Inc. (the "NASD")), and (ii) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, by-laws or code of regulations of the Company or any of its subsidiaries or the Trust or any agreement, indenture or other instrument to which the Company, any of its subsidiaries or the Trust is a party or by which the Company, any of its subsidiaries or the Trust, or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries, the Trust or their respective property, other than conflicts or breaches that, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or of the Trust, as the case may be, or materially impair the ability of the Company or the Trust to perform its obligations under this Agreement.

                  (w) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company, any of its subsidiaries or the Trust is a party or of which any of their respective property is the subject, and, to the best of the Offerors' knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required. The contracts so described or required to be described in the Registration Statement or the Prospectus are in full force and effect on the date hereof except as disclosed therein; and neither the Company nor, to the Company's knowledge, any other party is in material breach of or default under any of such contracts.

                  (x) Except as otherwise set forth in the Prospectus, neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in any such case could reasonably be expected to result in any material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                  (y) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of, and has made all declarations and filings with, governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business, except for such permits the absence of which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; and the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit.

                  (z) Except as otherwise set forth in the Prospectus or such as are not material to the business, properties, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable and liens that do not materially detract from the value thereof or materially impair its use in the business of the Company or such subsidiary, to all property and assets described in the Registration Statement as being owned by it. No default has occurred or is continuing under any material lease to which the Company or any of its subsidiaries is a party which might result in any material adverse effect on the business, properties, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

                  (aa) The Company owns or possesses adequate rights to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by the Company in connection with the business now operated by the Company, and, except as described in the Prospectus, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might result in any material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                  (bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance

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with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (cc) Except as otherwise described in the Prospectus, no material labor dispute with employees of the Company or any of its subsidiaries exists or to the knowledge of the Company is imminent, and the Company is not aware of any written communication of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could reasonably be expected to result in any material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. Except as described in the Prospectus, the employment of each officer and employee of the Company or any of its subsidiaries is terminable at the will of the Company or such subsidiary.

                  (dd) To the Company's knowledge, after due investigation, the software and systems of the Company or any of its subsidiaries will produce no material, logical or arithmetic inconsistencies when dealing with leap years or dates beyond the year 1999 that could reasonably be expected to result in any material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. Without limiting the foregoing, to the Company's knowledge, the Company's services will not materially impede the accurate processing of data, or cause programming or processing errors resulting from the rollover of two-digit year values to "00" on January 1, 2000.

                  (ee) The Company and each of its subsidiaries maintain reasonably adequate insurance.

                  (ff) To the Company's knowledge, Arthur Andersen LLP are independent public accountants with respect to the Company as required by the Securities Act.

                  (gg) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (hh) Neither the Company nor the Trust is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (ii) Except as otherwise set forth in the Prospectus, no holder of any security of the Company has any right to require registration of the Class A Shares or any other security of the Company.

         3. INFORMATION FURNISHED BY THE UNDERWRITERS. The information set forth in the table immediately following the first paragraph under the heading "Underwriting" in the Prospectus and the paragraphs relating to stabilization practices and passive market making and the concession and re-allowance amounts appearing under the caption "Underwriting" in the Prospectus constitute all of the information furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus, as such information is referred to in this Agreement.

         4.       PURCHASE, SALE AND DELIVERY OF PREFERRED SECURITIES.

                  (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Trust agrees to sell to the Underwriters identified in Schedule I annexed hereto an aggregate of _,000,000 Firm Preferred Securities, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust the number of Firm Preferred Securities as hereinafter set forth at the purchase price of $25 per Firm Preferred Security, plus accrued distributions, if any, from _____________, 1999. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full Firm Preferred Securities which bears the same proportion to the number of Firm Preferred Securities to be sold by the Trust as the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I annexed hereto bears to the total number of Firm Preferred Securities to be purchased by all of the Underwriters under this Agreement.

                  (b) The Company agrees that, in view of the fact that the proceeds of the sale of the Preferred Securities will be invested in the Convertible Debentures, it shall pay to the Underwriters as compensation ("Underwriters' Compensation") for their arranging the investment of the proceeds therein, on the Closing Date, $25 per Firm Preferred Security. The Underwriters shall inform the Company in writing on the First Closing Date of the aggregate number of Firm Preferred Securities so sold.

                  (c) On the First Closing Date, the Trust will deliver to the Underwriters, at the offices of Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or through the facilities of The Depository Trust Company, for the accounts of the several Underwriters, certificates representing the Firm Preferred Shares to be sold by it against payment in Milwaukee, Wisconsin of the purchase price therefor by wire transfer of immediately available funds to the Trust with respect to the Firm Preferred Shares being sold by the Trust. As referred to in this Agreement, the "First Closing Date" shall be on the third full business day after the date of the Prospectus, at 9:00 a.m., Milwaukee, Wisconsin time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Underwriters and the Company may agree. The certificates for the Firm Preferred Securities to be so delivered will be in denominations and registered in such names as the Underwriters request by notice to the Trust, prior to the First Closing Date, and such certificates will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time on the first full business day preceding the First Closing Date at a location to be designated by the Underwriters.

                  (d) In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Trust hereby agrees to sell to the Underwriters, and the Underwriters, severally and not jointly, shall have the right at any time within thirty days after the date of the Prospectus to purchase up to an aggregate of _____________ Additional Preferred Securities from the Trust at the purchase price per share to be paid for the Firm Preferred Securities, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Preferred Securities.

                      The option granted hereunder may be exercised on one occasion upon written notice by the Underwriters to the Offerors, within thirty days after the date of the Prospectus setting forth the aggregate number of Additional Preferred Securities to be purchased by the Underwriters and sold by the Trust, the names and denominations in which the certificates are to be registered and the date and place at which such certificates will be delivered. Such date of delivery (the "Second Closing Date") shall be determined by the Underwriters, provided that the Second Closing Date, which may be the same as the First Closing Date, shall not be earlier than the First Closing Date and, if after the First Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice to exercise. As referred to in this Agreement, "Closing Date" shall mean either the First Closing Date or the Second Closing Date. Certificates for the Additional Preferred Securities will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time, on the first full business day preceding the Second Closing Date at a location to be designated by the Underwriters. The manner of payment for and delivery of (including the denominations of and the names in which certificates are to be registered) the Additional Preferred Securities shall be the same as for the Firm Preferred Securities.

                      If any Additional Preferred Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Preferred Securities that bears the same proportion to the total number of Additional Preferred Securities to be purchased as the number of Firm Preferred Securities in Schedule I annexed hereto bears to the total number of Firm Preferred Securities.

         5. COVENANTS OF THE COMPANY. The Company and the Trust, jointly and severally, covenant and agree with the several Underwriters:

                  (a) To use their reasonable best efforts to cause the Registration Statement to become effective at the earliest possible time.

                  (b) To advise you promptly after obtaining knowledge thereof and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Preferred Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Offerors will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to you, without charge, three copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                  (d) To (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A, (ii) not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus, of which you shall not previously have been advised or to which you shall reasonably object; and (iii) at any time prior to the termination of the offering of the Preferred Securities, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Preferred Securities by you, and to use its best efforts to cause the same to become promptly effective.

                  (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter at any time prior to the termination of the offering of the Preferred Securities if in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request. During such period, the Company will file or cause to be filed all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

                  (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                  (g) Prior to any public offering of the Preferred Securities, to cooperate with the Underwriters and counsel for the Underwriters in connection with the registration or qualification of the Preferred Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may reasonably request, to continue such qualification in effect so long as required for distribution of the Preferred Securities and to file such other documents as may be necessary in order to effect such registration or qualification; PROVIDED, HOWEVER, that neither the Company nor any of its subsidiaries shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (h) To make generally available to the Trust's security holders as soon as reasonably practicable an earnings statement of the Company covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (i) During the period of three years after the date of this Agreement, the Company will furnish to you, (i) as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Class A Shares or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request, and (ii) the Trust will furnish to you, upon your request, a copy of each report of the Trust mailed to the holders of Preferred Securities and Common Securities.

                  (j) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement (including financial statements and exhibits), each Preliminary Prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the delivery of this Agreement and all other agreements, memoranda, correspondence and other documents delivered in connection with the offering of the Preferred Securities (including in each case any reasonable disbursements of counsel for the Underwriters relating to such delivery), (iv) the registration or qualification of the Preferred Securities for offer and sale under the securities or blue sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filing fees relating to the clearance with the NASD in connection with the offering, (vi) the listing of the Preferred Securities on the NYSE, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Preferred Securities by the Underwriters or by dealers to whom Preferred Securities may be sold and (viii) the performance by the Company of its other obligations under this Agreement.

                  (k) To use its reasonable best efforts to maintain the listing of the Class A Shares on the NYSE for a period of three years after the effective date of the Registration Statement.

                  (l) To use its reasonable best efforts to do and perform all things reasonably required or reasonably necessary to be done and performed under this Agreement by the Company prior to the First Closing Date or the Second Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Preferred Securities.

                  (m) The Trust will apply the net proceeds from the sale of the Preferred Securities, and the Company will apply the net proceeds from the sale of the Convertible Debentures, substantially in accordance with the description set forth in the Prospectus under "Use of Proceeds".

                  (n) Each of the Trust and the Company agree, during the period beginning on the date of this Agreement and continuing to and including the date that is [45] days after the Closing Date, not to offer, sell, contract to offer, sell or otherwise dispose of any preferred securities, any preferred stock, any common stock or any other securities (including any backup undertakings for such preferred stock or other securities) of the Company or of the Trust, in each case, that are substantially similar to the Preferred Securities, or any securities convertible into or exchangeable for the Preferred Securities or such substantially similar securities of either the Trust or the Company, without the prior written consent of Robert W. Baird & Co. Incorporated.

                  (o) Except as stated in this Agreement and in the Preliminary Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Preferred Securities to facilitate the sale or resale of the Preferred Securities.

                  (p) The Company will use its reasonable best efforts to have the Preferred Securities listed on the NYSE. If the Convertible Debentures are distributed to the holders of the Preferred Securities, the Company will use its best efforts to have such Convertible Debentures listed on NYSE or such other exchange where the Preferred Securities are listed.

         6. PAYMENT OF EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, the Company will pay the costs, fees and expenses incurred by it and by the Trust in connection with the performance by the Company and the Trust of their obligations hereunder. Such costs, fees and expenses to be paid by the Company include, without limitation:

                  (a) All costs, fees and expenses (excluding the expenses incurred by the Underwriters and the legal fees and disbursements of counsel for the Underwriters, but including such fees and disbursements described in subsection (b) of this Section 6) incurred in connection with the performance of the Company's obligations hereunder, including without limiting the generality of the foregoing: the registration fees related to the filing of the Registration Statement with the Commission; the fees and expenses related to the registration of the Preferred Securities under the Exchange Act and the listing of the Preferred Securities on the NYSE; the fees and expenses of the Company's counsel, accountants, transfer agent and registrar; the fees and expenses of the Delaware Trustee, the Guarantee Trustee and the Indenture Trustee; the costs and expenses incurred in connection with the preparation, printing, shipping and delivery of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements and documents incorporated by reference therein) and all agreements and supplements provided for herein and this Agreement including, without limitation, shipping expenses via overnight delivery, and/or courier service to comply with applicable prospectus delivery requirements; the costs and expenses incurred in connection with the preparation of the Statement of Eligibility and Qualification of each of the Guarantee Trustee and the Indenture Trustee; and the costs and expenses associated with the production of materials related to, and travel expenses incurred by the management of the Offerors in connection with, the various meetings to be held between the Offerors' management and prospective investors. The Underwriters shall pay their own travel expenses related to such meetings.

                  (b) All registration fees and expenses, including reasonable legal fees and disbursements of counsel for the Underwriters incurred in connection with qualifying or registering all or any part of the Preferred Securities for offer and sale under the blue sky laws; provided, however, that in no event shall such legal fees and disbursements exceed $3,000.

                  (c) All fees and expenses related to printing of the certificates for the Preferred Securities, and all transfer taxes, if any, with respect to the sale and delivery of the Preferred Securities.

         7. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters under this Agreement shall be subject to the accuracy, in all material respects, of the representations and warranties on the part of the Offerors herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the officers of the Company and the Administrative Trustees of the Trust made pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following additional conditions, unless waived in writing by the
Underwriters:

                  (a) The Registration Statement shall have been declared effective by the Commission not later than 5:30 p.m., Washington, D. C. time, on the day prior to the date of this Agreement, or such later time as shall have been consented to by you, which consent shall be deemed to have been given if the Registration Statement shall have been declared effective on or before the date and time requested in the acceleration request submitted on behalf of the Underwriters pursuant to Rule 461 under the Securities Act; all filings required by Rules 424(b) and 430A under the Securities Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Company, shall any proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the reasonable satisfaction of the Underwriters.

                  (b) The legality and sufficiency of the sale of the Preferred Securities hereunder and the validity and form of the certificates representing the Preferred Securities, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., counsel for the Underwriters.

                  (c) Since the dates as of which information is given in the Registration Statement:

                      (i) there shall not have occurred any change or development involving, or which could be expected to involve, a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

                      (ii) the Company shall not have sustained any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree; and

                      (iii) there shall not have occurred any change in the long-term debt or capital stock of the Company.

                      the effect of which on the Company, in any such case described in clause (i), (ii) or (iii) above, is in the reasonable written opinion of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

                  (d) The Underwriters shall not have advised the Company that the Registration Statement or the Prospectus contains an untrue statement of fact that, in the reasonable opinion of the Underwriters or counsel for the Underwriters, is material, or omits to state a fact that, in the reasonable opinion of the Underwriters or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                  (e) The Underwriters shall have received an opinion of Thompson Hine & Flory LLP, counsel for the Company addressed to the Underwriters, covering the matters set forth in Annex A hereto, and dated the First Closing Date or the Second Closing Date, as the case may be, in form and substance satisfactory to the Underwriters and counsel to the Underwriters.

                  (f) The Underwriters shall have received an opinion of _______________________, special Delaware counsel to the Offerors, addressed to the Underwriters and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                      (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act.

                      (ii) Under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority to enter into and perform its obligations under the Agreement, and under the Trust Agreement and the Delaware Act the Agreement has been duly authorized, executed and delivered by all necessary trust action on the part of the Trust.

                      (iii) The Trust Agreement constitutes a valid and binding obligation of the Company and the Delaware Trustee, and is enforceable against the Company and the Delaware Trustee, in accordance with its terms subject to the effect upon the Trust Agreement of

                            [a] bankruptcy, insolvency, moratorium,
receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally,

                            [b] principles of equity, including applicable law
relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and

                            [c] the effect of applicable public policy on the
enforceability of provisions relating to indemnification or contribution.

                      (iv) Under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority to issue and sell and perform its obligations under the Trust Securities and to purchase and hold the Convertible Debentures.

                      (v) The Preferred Securities have been duly authorized for issuance by the Trust Agreement and, when issued, executed and authenticated pursuant to the Trust Agreement and delivered and paid for in accordance with the Agreement, will be, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will entitle the holders thereof to the benefits of the Trust Agreement (subject to the terms of the Trust Agreement); the issuance of the Preferred Securities is not subject to preemptive or other similar rights under the Trust Agreement or the Delaware Act.

                      (vi) The holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of the Preferred Securities may be obligated, pursuant to the Trust Agreement, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Security certificates and the issuance of replacement Preferred Security certificates, and (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                      (vii) The issuance and sale by the Trust of the Trust Securities, the performance by the Trust of its obligations under the Trust Securities and the Agreement and the purchase by the Trust of the Convertible Debentures, do not violate the Trust Agreement or any applicable law of the State of Delaware or require any approval of any governmental authority of the State of Delaware.

                      (viii) The holders of the Preferred Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware or any political subdivision or taxing authority thereof.

                  (g) The Underwriters shall have received an opinion of _______________________________________, counsel to the Delaware Trustee and the Property Trustee, addressed to the Underwriters and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                      (i) The Trust Company is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of ________________________________.

                      (ii) The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

                      (iii) The Preferred Securities Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

                      (iv) The Property Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

                      (v) Each of the Indenture and the Preferred Securities Guarantee Agreement has been duly executed and delivered by the Indenture Trustee and the Preferred Securities Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Preferred Securities Guarantee Trustee, respectively, enforceable against the Indenture Trustee and the Preferred Securities Guarantee Trustee, respectively in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), and by the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                      (vi) The Convertible Subordinated Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

                  (h) The Underwriters shall have received an opinion of Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the issuance and sale of the Preferred Securities by the Trust, the Registration Statement and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they have reasonably requested for the purpose of enabling them to pass upon such matters.

                      (i) The Underwriters shall have received on each Closing Date, a certificate of each of the chief executive officer or the chief operating officer and the chief financial officer of the Company and of one of the Administrative Trustees of the Trust, to the effect that, to the best of their knowledge and belief:

                      (i) The representations and warranties of the Company or the Trust, as the case may be, set forth in Section 2 hereof are true and correct as of the date of such certificate, and the Company or the Trust, as the case may be, has complied with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate;

                      (ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated under the Securities Act or under the blue sky laws of any jurisdiction;

                      (iii) Each of the respective signatories has examined the Registration Statement and the Prospectus, and any amendment or supplement thereto, and such documents are true and correct in all material respects; and

                      (iv) Since the date on which the Registration Statement was declared effective with the Commission, there shall not have occurred any change or development involving, or which could be expected to involve, a material adverse effect, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus and the Registration Statement as heretofore amended or (but only if the Underwriters expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Underwriters after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, the Company has not incurred any liability or obligation, direct or indirect, or entered into any transaction which is material to the Company; since such date and except as so disclosed, there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company in the short-term debt or long-term debt of the Company; since such date and except as so disclosed, the Company has not acquired any of the Class A Shares or other capital stock of the Company nor has the Company declared or paid any dividend, or made any other distribution, upon its outstanding Class A Shares payable to stockholders of record on a date prior to such Closing Date; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation is pending or threatened against the Company; and, since such date and except as so disclosed, the Company has not sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

                      The delivery of the certificate provided for in this subsection (h) shall be and constitute a representation and warranty of the Company and the Trust as of the date of the certificate as to the facts required in the immediately foregoing clauses (i), (ii), (iii) and (iv) to be set forth in said certificate.

                  (i) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Underwriters a letter addressed to the Underwriters from Arthur Andersen LLP, the Company's independent accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the First Closing Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Underwriters and shall contain information as of a date within five days of the date of such letter. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (i) which makes it impracticable or inadvisable in the judgment of the Underwriters to proceed with the public offering or purchase of the Preferred Securities as contemplated hereby.

                  (j) The underwriting terms and arrangements for the offering shall have been cleared by the NASD, and the Preferred Securities shall have been approved for listing on the NYSE upon official notice of issuance.

                  (k) Such further certificates and documents as the Underwriters may reasonably request (including certificates of officers of the Company).

                      All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to the Underwriters and to Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., counsel for the Underwriters. The Company shall furnish the Underwriters with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

                      If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either Closing Date is not so satisfied, this Agreement at the election of the Underwriters will terminate upon notification to the Company without liability on the part of any Underwriter, or the Company; provided, however, that (i) in the event of such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in
Section 6 hereof, and (ii) if this Agreement is terminated by the Underwriters because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

         8. MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. The Company will use its reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

         9.       INDEMNIFICATION.

                  (a) Each of the Company and the Trust (for purposes of this Section 9, the term Company shall include the Company's subsidiaries and the Trust) jointly and severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Preferred Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Preferred Securities to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment. The indemnity agreements contained in this paragraph (a) and the representations and warranties of the Company and the Trust contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Preferred Securities.

                  (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless

                      (i) the employment of such counsel shall have been specifically authorized in writing by the Company,

                      (ii) the Company shall have failed to assume the defense and employ counsel or

                      (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Robert W. Baird & Co. Incorporated and that all such reasonable fees and expenses shall be reimbursed as they are incurred).

                      The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity reasonably could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 9(b) hereof.

                  (d) If the indemnification provided for in this Section 9 is unavailable other than as expressly provided above) to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations.

                      The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Preferred Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                      The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to the respective number of Preferred Securities purchased by each of the Underwriters hereunder and not joint.

         10. DEFAULT OF UNDERWRITERS. It shall be a condition to the obligations of each Underwriter to purchase the Preferred Securities in the manner as described herein, that, except as hereinafter provided in this section, each of the Underwriters shall purchase and pay for all the Preferred Securities agreed to be purchased by such Underwriter hereunder upon tender to the Underwriters of all such Preferred Securities in accordance with the terms hereof.

                  If any Underwriter or Underwriters default in their obligations to purchase Preferred Securities hereunder on either the First Closing Date or the Second Closing Date and the aggregate number of Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Preferred Securities which the Underwriters are obligated to purchase on such Closing Date, the Underwriters may make arrangements for the purchase of such Preferred Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Preferred Securities which such defaulting Underwriters agreed but failed to purchase on such Closing Date.

                  If any Underwriter or Underwriters so default and the aggregate number of Preferred Securities with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Preferred Securities which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Underwriters for the purchase of such Preferred Securities by other persons are not made within thirty-six hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be paid by the Company pursuant to Section 6 hereof and except to the extent provided in Section 9 hereof.

                  In the event that Preferred Securities to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Underwriters shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         11. EFFECTIVE DATE. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include an executed copy of this Agreement sent by telecopier, facsimile transmission or other means of transmitting written documents.

         12. TERMINATION. Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Underwriters prior to or on the First Closing Date and the over-allotment option from the Trust referred to in Section 4 hereof, if exercised, may be canceled by the Underwriters at any time prior to or on the Second Closing Date, if in the judgment of the Underwriters, payment for and delivery of the Preferred Securities is rendered impracticable or inadvisable because:

                  (a) additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the NYSE, or trading in securities generally shall have been suspended or materially limited on such exchange (other than pursuant to so-called circuit breaker rules) or a general banking moratorium shall have been established by either federal or state authorities in New York or Wisconsin;

                  (b) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect; or

                  (c) an outbreak or escalation of hostilities in which the United States is involved or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent, in the reasonable judgment of the Underwriters, as to have a material adverse effect on the financial markets of the United States, or to make it impracticable or inadvisable to proceed with completion of the sale of and payment for the Preferred Securities as provided in this Agreement.

                      Any termination pursuant to this Section shall be without liability on the part of any Underwriter to the Company, or on the part of the Company to any Underwriter, except for expenses to be paid by the Company pursuant to Section 6 hereof or except as to indemnification to the extent provided in Section 9hereof.

         13. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Offerors, of officers or directors of the Company, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, or the Trust or any of its or their partners, officers, directors or any controlling person, as the case may be, and will survive delivery of and payment for the Preferred Securities sold hereunder.

         14. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to Robert W. Baird & Co. Incorporated at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202,
Attention: Steven G. Booth, with a copy to James M. Bedore, Esq., Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; and if sent to the Company, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Company at Dayton Superior Corporation, 7777 Washington Village Drive, Suite 130, Dayton, Ohio 45459, Attention: John A. Ciccarelli, President and Chief Executive Officer, with a copy to David A. Neuhardt, Esq., Thompson Hine & Flory LLP, 2000 Courthouse Plaza NE, P.O. Box 8801, Dayton, Ohio 45401-8801.

         15. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in Section 9 hereof and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Preferred Securities as such from any of the Underwriters merely by reason of such purchase.

         16. PARTIAL UNENFORCEABILITY. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof.

         17. APPLICABLE LAW, COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the internal laws of the State of [Wisconsin] without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto. If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters, all in accordance with its terms.

                                       Very truly yours,


                                       DAYTON SUPERIOR CAPITAL TRUST

                                       By: DAYTON SUPERIOR CORPORATION,
                                       as Depositor

                                       By:  ____________________________
                                       Name:_______________________
                                       Title:______________________


                                       DAYTON SUPERIOR CORPORATION

                                       By:______________________________
                                       Name:_______________________
                                       Title:______________________


                  The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                       ROBERT W. BAIRD & CO. INCORPORATED

                                       BY ___________________________________
                                            Its______________________________


                                       LEGG MASON WOOD WALKERINCORPORATED

                                       BY ___________________________________
                                            Its______________________________


                                       MCDONALD INVESTMENTS INC.

                                       BY ___________________________________
                                            Its______________________________

                          DAYTON SUPERIOR CAPITAL TRUST

                                   SCHEDULE I

NUMBER OF FIRM __________

PREFERRED SECURITIES

NAME OF UNDERWRITER ____________________________________

TO BE PURCHASED   _______
                  _______
                  _______
                  _______

         Total    _______